ACQUISITION OF SUBSIDIARIES	13 Months Ended
Sep. 30, 2023
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF SUBSIDIARIES	ACQUISITION OF SUBSIDIARIES
i.Laurentian Organic Inc.
On December 21, 2021, the Company acquired 100% of the shares and voting interests of the non-listed Laurentian for $36,000, consisting of $10,000 in cash consideration, $7,000 on closing and $3,000 held back, with the remaining $26,000 in share consideration at the acquisition date. The Company has agreed to provide the seller additional share consideration based on Laurentian's future adjusted EBITDA over a period of two years. The acquisition of Laurentian is expected to enable the Company to penetrate a new product category and provides the Company with access to Laurentian's expertise in the hash manufacturing space. The acquisition is also expected to provide the Company with an increased share of the craft flower and hash market.

The Company elected not to apply the optional concentration test and, as such, carried out a detailed analysis of inputs, outputs and substantive processes. Included in the identifiable assets acquired and liabilities assumed at the date of acquisition of Laurentian are inputs (production equipment, manufacturing facility and a cultivation, processing and sales license), production processes and an organized workforce. The Company determined that together the acquired inputs and processes significantly contribute to the ability to create revenue. The Company has concluded that the acquired set is a business.

Equity Instruments Issued
The fair value of the 2,724,111 Common Shares issued was $27,568, based on the TSX listed share price of $10.12 per share of the Company on closing of December 21, 2021. The number of Common Shares issued was calculated by dividing the total share consideration of $26,000, per the share purchase agreement, by the 5-day volume-weighted average TSX listed share price of the Company preceding the closing date of $9.56.

Contingent Share Consideration
The acquisition included contingent share consideration as follows (all capitalized terms used below not otherwise defined herein have the respective meanings described to them in the Company’s agreement to acquire Laurentian):

a) First Year Earnout calculated for the period January 1, 2022 to December 31, 2022, as the greater of (i) zero and (ii) the difference obtained when the sum of $2,000 and 50% of the agreed capital expenditures is subtracted from 30% of the First Year adjusted EBITDA Multiple, payable in Common Shares, provided that, the sum of the Initial Consideration and the First Year Earnout Amount shall not exceed the First Year adjusted EBITDA Multiple; and
b) Second Year Earnout calculated for the period January 1, 2023 to December 31, 2023, as 19% of the Second Year adjusted EBITDA Multiple less the remaining balance of the agreed capital expenditures, payable in Common Shares, provided that, the sum of the Initial Consideration, the First Year Earnout Amount and the Second Year Earnout Amount shall not exceed the Second Year EBITDA Multiple.

Earnout payments paid in Common Shares shall be priced based on the five-day volume-weighted average price of the Company’s Common Shares on the TSX as of the day prior to settlement. As at the acquisition date, the fair value of the contingent consideration was estimated to be $6,996 and subsequently as at August 31, 2022 adjusted to $2,913, to reflect changes in estimates.
The first year earnout milestone was not met. During the thirteen months ended September 30, 2023, a change in fair valuation of $2,864 is recognized in the statement of operations and comprehensive loss. As at September 30, 2023, the contingent share consideration for the second year earnout milestone has been adjusted to $49.

ii.The Edibles and Infusions Corporation
On April 6, 2021, the Company acquired 100% of the shares and voting interests of the non-listed EIC, including SUHM Investments Inc. and Quality Confections Corporation who collectively owned 100% of EIC for $22,000 of share consideration at the acquisition date. The Company has agreed to provide the seller additional share consideration of $13,000 should EIC achieve its milestones. On August 26, 2021, SUHM Investments Inc, Quality Confections Corporation and EIC amalgamated with the continuing entity being EIC. The fair value of the Common Shares issued was based on the TSX listed share price of the Company on closing of April 5, 2021 of $17.44 per share. The Company incurred acquisition-related costs of $620 on legal fees and due diligence. Of these costs $555 had been included in the statement of operations and comprehensive loss and $65 had been capitalized to share issuance costs.

Contingent share consideration
The acquisition includes contingent share consideration based on various milestones as follows:
i) $3,500 to be paid in Common Shares upon the first listing of EIC or Organigram branded product (which was manufactured at the EIC facility) prior to December 31, 2021 in either the Ontario or Alberta recreational market. This was achieved in the year ended August 31, 2021 and settled subsequently on September 8, 2021.
ii) $7,000 to be paid in Common Shares on the generation of $15 million in net revenue during the 12 months ended December 31, 2022.
iii) $2,500 to be paid in Common Shares on the generation of $7 million in adjusted EBITDA for the 12 months ended December 31, 2022.

Milestone payments paid in Common Shares shall be priced based on the five-day volume-weighted average price of the Company’s Common Shares on the TSX as of the day prior to settlement. As at the acquisition date, the fair value of the contingent consideration was estimated to be $5,249. During the year ended August 31, 2021, the contingent consideration was adjusted to $9,038 to reflect changes in estimates.

During the year ended August 31, 2022, the first milestone was met and the Company issued 259,798 Common Shares as consideration to the former shareholders of EIC. As at August 31, 2022, the remaining contingent consideration was adjusted to $7,000.
During the thirteen months ended September 30, 2023, EIC met the second milestone and the Company issued 2,621,370 Common Shares as consideration to the former shareholders of EIC, for a total value of $6,500. The remaining $500 has been irrevocably disclaimed and waived as part of a negotiated settlement and the Company recorded it as a change in fair value of contingent share consideration during the thirteen months ended September 30, 2023. The third milestone, calculated based on the adjusted EBITDA for the 12 months ended December 31, 2022, was not met.